FIRST AMENDMENT TO FOURTH AMENDED AND
                            RESTATED CREDIT AGREEMENT

                  This FIRST AMENDMENT TO FOURTH AMENDED AND RESTATED
CREDIT AGREEMENT (this "AGREEMENT"), effective as of April 26,1996, is entered into by and among is entered into by and among JOINT VENTURE OPERATIONS, INC., a Delaware corporation (formerly known as Proler International Corp.) ("OPERATIONS") and PROLER INTERNATIONAL CORP., a Delaware corporation ("INTERNATIONAL", each individually, a "BORROWER" and collectively, the "BORROWERS"), PROLERIDE TRANSPORT SYSTEMS, INC., PROLER ENVIRONMENTAL SERVICES, INC., PROLER INDUSTRIES, INC., PROLER STEEL, INC., PROLER POWER MARKETING, INC., and PROLER RECYCLING, INC., each a Delaware corporation, and PROLER PROPERTIES, INC., a Texas corporation (collectively, together with each of Operations and International acting in its capacity as a guarantor hereunder, the "GUARANTORS" and together with the Borrowers collectively, the "CREDIT PARTIES"), and TEXAS COMMERCE BANK NATIONAL ASSOCIATION, a national banking association (the "BANK").


                              PRELIMINARY STATEMENT


                  The Credit Parties and the Bank entered into that certain Fourth Amended And Restated Credit Agreement ("CREDIT AGREEMENT") dated effective as of February 28, 1996 under the terms of which the Bank agreed to make available to the Borrowers a revolving line of credit not to exceed, in the aggregate, $23,000,000. All capitalized terms used herein and not otherwise defined shall have the meaning as defined in the Credit Agreement.

                  The Credit Parties have requested that the Bank modify certain terms of the Credit Agreement. The Bank has agreed to do so, provided Credit Parties ratify and confirm all of their obligations under the Credit Agreement and the Security Documents.

                  NOW THEREFORE, in consideration of the foregoing and the mutual covenants and premises herein contained, Proler International Corp. and Joint Venture Operations, Inc. (each individually as a Borrower and also as a Guarantor), the Guarantors and the Bank do hereby agree as follows:

                  Section 1. AMENDMENT TO SECTION 1.01. Section 1.01 of the Credit Agreement is hereby amended by amending the definitions of "Commitment", "Commitment Fee", "Eligible Joint Venture Inventory", "Eligible Joint Venture Receivables", "Facility Fee", "Margin" and "Termination Date" to read as follows:

         "'COMMITMENT' means (a) $23,000,000 from and including the Effective Date to and including July 30, 1996, (b) $20,000,000 from and including July 31, 1996 to and including August 30, 1996, (c) $17,500,000 from and including August 31, 1996 to and including September 29, 1996, (d) $15,000,000 from and including September 30, 1996 to and including December 30, 1996, (e) $12,500,000 from and including December 31, 1996 to and including January 30, 1997 and (f) $10,000,000 from and including January 31, 1997 to the "Termination Date."

         'COMMITMENT FEE' is defined in SECTION 2.19(A).

         'ELIGIBLE JOINT VENTURE INVENTORY' means, as to each Joint Venture, the Eligible Inventory of such Joint Venture (excluding any Inventory of any Joint Venture in which such Joint Venture has granted any lien or security interest to secure Indebtedness for money borrowed) MULTIPLIED BY the aggregate percentage that all Credit Parties own in the equity or, if different, the right to the profits of such Joint Venture pursuant to the applicable Joint Venture Agreement; PROVIDED, that the total of all items making up a part of the Borrowing Base that consist either of Eligible Joint Venture Inventory or Eligible Joint Venture Receivables shall not exceed, for any Joint Venture, the maximum amount allowed to be distributed to the Bank in any Consent executed in respect of such Joint Venture.

         'ELIGIBLE JOINT VENTURE RECEIVABLES' means, as to each Joint Venture, the Eligible Receivables of such Joint Venture (excluding any Receivables of any Joint Venture in which such Joint Venture has granted any lien or security interest to secure Indebtedness for money borrowed) MULTIPLIED BY the aggregate percentage that all Credit Parties own in the equity or, if different, the right to the profits of such Joint Venture pursuant to the applicable Joint Venture Agreement; PROVIDED, that the total of all items making up a part of the Borrowing Base that consist either of Eligible Joint Venture Inventory or Eligible Joint Venture Receivables shall not exceed, for any Joint Venture, the maximum amount allowed to be distributed to the Bank in any Consent executed in respect of such Joint Venture.

         'FACILITY FEE' is defined in SECTION 2.19(B).


         'MARGIN' means, in respect to Eurodollar Rate Advances, 3.75% and, in respect of Prime Rate Advances, 1%."


                  Section 2. AMENDMENT TO SECTION 2.05. Section 2.05 of the Credit Agreement is hereby amended by restating in their entirety subclauses (a) and (b) thereof to read as follows:

         "(a) Subject to the provisions of SECTIONS 2.05(E) and 9.11, each Prime Rate Advance shall bear interest on the unpaid principal amount thereof at a rate per annum equal to the lesser of (i) the Prime Rate plus the Margin in respect of Prime Rate Advances and (ii) the Highest Lawful Rate. Accrued and unpaid interest on the Prime Rate Advances shall be due and payable (A) quarterly in arrears on the last day of each calendar quarter occurring after the Effective Date and on the Termination Date, (B) with respect to the principal amount of any voluntary or mandatory repayment on the date of such voluntary or mandatory repayment and (C) at maturity (whether by acceleration or otherwise) and, after maturity, on demand.

         (b) Subject to SECTIONS 2.05(E) and 9.11, each Eurodollar Rate Advance shall bear interest on the unpaid principal amount thereof from the date of such Advance at a rate per annum (computed on the basis of the actual number of days elapsed over a year of 360 days) which shall, during each Interest Period applicable thereto, be equal to the lesser of (i) the Highest Lawful Rate and (ii) the applicable Eurodollar Rate for such Interest Period plus the Margin in respect of Eurodollar Rate Advances. The applicable Eurodollar Rate and the Margin shall be fixed for each Interest Period and shall not change during said Interest Period. Interest on each Eurodollar Rate Advance shall be payable (A) on the last day of the Interest Period applicable thereto, (B) with respect to the principal amount of any voluntary or mandatory repayment on the date of such voluntary or mandatory repayment, or on the date of any conversion or continuance and (C) at maturity (whether by acceleration or otherwise) and, after maturity, on demand.

                  Section 3. AMENDMENT TO SECTION 2.19. Section 2.19 of the Credit Agreement is hereby amended in its entirety to read as follows:

         "(a) International agrees to pay to the Bank a commitment fee (the "COMMITMENT FEE") for the period from and including the date hereof to but not including the Termination Date, computed at a rate equal to one-half of one percent (1/2%) per annum on the daily average of the Unutilized Commitment. Such Commitment Fee shall be due and payable in arrears on the last Business Day of each calendar quarter and on the Termination Date.

         (b) International agrees to pay to the Bank a facility fee ("FACILITY FEE"), payable April 29, 1996 in the amount of $86,250."


                  Section 4. AMENDMENT TO SECTION 7.03. Section 7.03 of the Credit Agreement is hereby amended by restating in their entirety subclauses
(a), (b) and (c) thereof to read as follows:

         "(a) International shall not permit the ratio of (i) Consolidated Current Assets to (ii) Consolidated Current Liabilities to be less than
         1.6 to 1.0 at the end of any fiscal quarter of International, PROVIDED, notwithstanding the definition of Joint Ventures or anything else herein contained, for purposes of this Section 7.03(a) only (but not any other sections or subsections of Section 7.03), Consolidated Current Assets and Consolidated Current Liabilities shall include that portion of the current assets and current liabilities of the Joint Ventures equal to that portion of the Credit Parties' ownership interest therein.

         (b) International shall not permit Consolidated Net Worth as of the end of each fiscal quarter, commencing with the fiscal quarter ending January 31, 1996, to be less than $43,000,000.00 plus 50% of Consolidated Net Income (excluding any non-cash write downs or impairment losses not to exceed $10,000,000.00 in the aggregate at any such time) earned commencing August 1, 1995 and thereafter.

         (c) International shall not permit EBITDA (i) for the fiscal quarter ending April 30, 1996 to be less than $(2,500,000.00), and (ii) for each fiscal quarter ending thereafter, to be less than $1,000,000.00, based on the results of such quarter measured as of the end of such fiscal quarter."

                  Section 5. AMENDMENT TO SECTION 7.04. Section 7.04 of the Credit Agreement is hereby amended by restating in their entirety subclauses (a) and (b), and deleting in its entirety subclause (c) thereof to read as follows:

         "(a) any Credit Party (other than International) may merge into or consolidate with any Credit Party or with any other Subsidiary of any Credit Party, PROVIDED that a Credit Party is the survivor; and

         (b) any Subsidiary of a Credit Party may merge into or consolidate with any other Subsidiary of any Credit Party, PROVIDED, that, if a wholly-owned Subsidiary of a Credit Party is a party to such merger or consolidation, a wholly-owned Subsidiary of a Credit Party is the survivor, and PROVIDED, FURTHER, that if the outstanding shares of stock of a Subsidiary that is a party to such a merger or consolidation are pledged to the Bank under the Pledge Agreement, then the shares of such surviving Subsidiary which are held by any Credit Party or any Subsidiary of a Credit Party shall be pledged to the Bank under the Pledge Agreement."


                  Section 6. AMENDMENT TO SECTION 7.09. Sections 7.09(f) and 7.09(g) of the Credit Agreement are hereby amended in their entirety to read as follows:

         "(f) Investments in Joint Ventures and Credit Parties; PROVIDED Investments in Proler Environmental Services, Inc. shall be limited as set forth in subclause (g) below.

         (g) Investments in the stock or assets of other Persons not to exceed $3,000,000.00 if made in or to Proler Environmental Services, Inc. by any other Credit Party for the purpose of funding the construction or pre-construction costs, research, development, marketing, feasibility studies, demonstration projects or similar items by Proler Environmental Services, Inc. or a non-Credit Party Affiliate thereof of a gasification plant for which no recourse exists to any other Credit Party."

                  Section 7. AMENDMENT TO SECTION 7.10. Section 7.10 of the Credit Agreement is hereby amended in its entirety to read as follows:

         "SALE AND LEASEBACK. International shall not, and shall not permit any of its Subsidiaries to, enter into any arrangement with any Person providing for the leasing by International or a Subsidiary of International of real or personal property which has been or is to be sold or transferred by International or such Subsidiary to such Person or to any other Person to whom funds have been or are to be advanced by such Person on the security of such property or rental obligations of International or such Subsidiary, other than leases entered into in connection with any project financed in whole or in part by Indebtedness permitted by SECTION 7.02(D), which shall be without recourse to any Credit Party other than Proler Environmental Services, Inc. and which together with all other Indebtedness incurred in respect of such project, shall not exceed $20,000,000.00 in the aggregate."

                  Section 8. AMENDMENT TO SECTION 7.11. Section 7.11 of the Credit Agreement is hereby amended in its entirety to read as follows:

         "CAPITAL EXPENDITURES. International shall not incur Consolidated Capital Expenditures (exclusive of (A) any Consolidated Capital Expenditures attributable to capital expenditures made by International or Proler Environmental Services, Inc. in connection with any project financed in whole or in part by Indebtedness permitted by SECTIONS 7.02(D), 7.02(E), 7.02(F) or 7.10, which expenditures shall be a part of, and may not exceed the amount permitted by SECTIONS 7.02(D), 7.02(E) or 7.02(F) and (B) exclusive of Investments permitted by
         SECTION 7.09) in an aggregate amount in excess of $1,000,000 for any fiscal quarter during the term of this Agreement, which


         Consolidated Capital Expenditures shall not exceed $4,000,000 for the fiscal year ending January 31, 1997."

                  Section 9. AMENDMENT TO SECTION 7.13. Section 7.13 of the Credit Agreement is hereby amended in its entirety to read as follows:

         "RESTRICTED PAYMENTS. Except as contemplated or permitted by the Rights Agreement dated as of February 28, 1996, as amended or modified, International shall not directly or indirectly declare, order, pay, make or set apart any Restricted Payment without the prior written consent of the Bank."

                  Section 10. RATIFICATION. (a) Each Borrower acknowledges that the liens and security interests of each of the Security Documents and all terms thereof are hereby brought forward for the benefit of the Bank and remain in full force and effect.

                  (b) Except as amended and modified by this Agreement, (i) the Credit Agreement, the International Note and the Security Documents shall continue in full force and effect and (ii) nothing in this Agreement releases any right, claim, lien, security interest or entitlement of the Bank created by or contained in any of such documents nor is either Borrower released from any covenant, warranty or obligation created by or contained therein.

                  Section 11. REPRESENTATIONS AND WARRANTIES. Each Borrower hereby represents and warrants to the Bank that (a) this Agreement has been duly executed and delivered on behalf of such Borrower, (b) this Agreement constitutes a valid and legally binding agreement enforceable against such Borrower in accordance with its terms, (c) the representations and warranties contained in the Credit Agreement, as amended hereby, and the Security Documents are true and correct on and as of the date hereof in all material respects as though made as of the date hereof except as heretofore otherwise disclosed in writing to the Bank (other than those of such representations and warranties which by their express terms speak to a date on or before the date hereof), (d) no Default exists under the Credit Agreement, as amended hereby, or any of the Security Documents and (e) the execution, delivery and performance of this Agreement has been duly authorized by each Borrower.

                  Section 12. COUNTERPARTS. This Agreement may be signed in any number of counterparts, each of which shall be construed as an original, but all of which together shall constitute one and the same instrument.

                  Section 13. GUARANTORS RATIFICATION. The Guarantors execute this Agreement for the purpose of acknowledging and approving same, ratifying the Guaranty of each of them and reaffirming that the Guaranty is in full force and effect and remain the joint and several liability of each Guarantor, notwithstanding the amendments made herein.

                  Section 14. CHOICE OF LAW. This Agreement shall be governed by and construed in accordance with the laws of the State of Texas, except to the extent that the laws of the United States of America and any rules, regulations or orders issued or promulgated thereunder applicable to the affairs and transactions of the Bank otherwise preempt Texas law, in which event such federal law shall control.

                  Section 15. EFFECTIVENESS. This Agreement shall become effective as of the date first written above when the Borrowers, the Guarantors and the Bank shall have executed a counterpart of this Agreement.

                  Section 16. FINAL AGREEMENT OF THE PARTIES. THIS AGREEMENT, AND THE CREDIT AGREEMENT AND THE OTHER LOAN DOCUMENTS CONSTITUTE A "LOAN AGREEMENT" AS DEFINED IN SECTION 26.02(A) OF THE TEXAS BUSINESS AND COMMERCE CODE, AND REPRESENT THE FINAL AGREEMENT BETWEEN THE PARTIES AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS BETWEEN THE PARTIES.

                  IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed by their respective officers thereunto duly authorized as of the date first above written.

                                                      BORROWERS:

                                                      PROLER INTERNATIONAL CORP.


                                                    By:      /S/ MICHAEL F. LOY
                                                                Michael  F. Loy
                                                        Vice President - Finance


                                                  JOINT VENTURE OPERATIONS, INC.
                                                     By:     /S/ MICHAEL F. LOY
                                                                 Michael F. Loy
                                                       Vice President - Finance

                                                                     GUARANTORS:

                                                      PROLER INTERNATIONAL CORP.

                                               PROLERIDE TRANSPORT SYSTEMS, INC.

                                                  JOINT VENTURE OPERATIONS, INC.

                                                          PROLER RECYCLING, INC.

                                                         PROLER INDUSTRIES, INC.

                                                              PROLER STEEL, INC.

                                                    PROLER POWER MARKETING, INC.

                                                          PROLER PROPERTIES INC.

                                                            PROLER ENVIRONMENTAL
                                                                  SERVICES, INC.



                                                          By: /S/ MICHAEL F. LOY
                                                                  Michael F. Loy
                                                        Vice President - Finance



                                                      BANK:

                                                    TEXAS COMMERCE BANK NATIONAL
                                                                     ASSOCIATION


                                                        By: /S/ CURTIS D. KARGES
                                                                Curtis D. Karges
                                                           Senior Vice President